Exhibit 99.1

Bank of Hawai‘i Corporation First Quarter 2025 Financial Results

•
Diluted Earnings Per Common Share of $0.97
•
Net Income of $44.0 Million
•
Net Interest Income $125.8 Million
•
Net Interest Margin 2.32%
•
Board of Directors Declares Dividend of $0.70 Per Common Share

FOR IMMEDIATE RELEASE

HONOLULU, HI (April 21, 2025) -- Bank of Hawai‘i Corporation (NYSE: BOH) (the “Company”) today reported diluted earnings per common share of $0.97 for the first quarter of 2025, compared with $0.85 during the linked quarter and $0.87 during the same period last year. Net income for the first quarter of 2025 was $44.0 million, up 12.3% from the linked quarter and up 20.9% from the same period last year. The return on average common equity for the first quarter of 2025 was 11.80% compared with 10.30% during the linked quarter and 11.20% during the same period last year.

“Bank of Hawai‘i started 2025 with strong financial results,” said Peter Ho, Chairman and CEO. “In the first quarter, our net interest income and net interest margin both improved meaningfully for the fourth consecutive quarter. Average loan balances grew while average deposit balances held steady. We continued to optimize our balance sheet and our credit quality remained excellent.”

Financial Highlights

Net interest income for the first quarter of 2025 was $125.8 million, an increase of 4.7% from the linked quarter and an increase of 10.4% as compared to the same period last year. The increase from the previous quarter was primarily due to lower interest-bearing deposit rates and slowing of the shift from noninterest-bearing and interest-bearing accounts yielding less than 10 basis points to higher interest-bearing deposit accounts (deposit mix shift), partially offset by lower average balance of our earning asset balances and lower earning asset yields. The increase from the same period last year was primarily due to lower interest-bearing deposit rates, slowing of deposit mix shift, higher earning asset yields and higher average balance of our earning assets, partially offset by lower average balance of noninterest-bearing deposits.

Net interest margin was 2.32% in the first quarter of 2025, an increase of 13 basis points from the linked quarter and an increase of 21 basis points from the same period last year. The increase from the previous quarter was primarily due to lower interest-bearing deposit rates and slowing of deposit mix shift, partially offset by lower earning asset yields. The increase from the same period last year was primarily due to lower interest-bearing deposit rates, slowing of deposit mix shift and higher earning asset yields.

- more -

Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 2

The average yield on loans and leases was 4.72% in the first quarter of 2025, down 1 basis point from the linked quarter and up 9 basis points from the same period last year. The average yield on total earning assets was 3.95% in the first quarter of 2025, down 2 basis points from the linked quarter and up 6 basis points from the same period last year. The average rate of interest-bearing deposits was 2.16% in the first quarter of 2025, down 21 basis points from the linked quarter and down 23 basis points from the same period last year. The average quarterly rate of total deposits, including noninterest-bearing deposits, was 1.60%, down 17 basis points from the linked quarter and down 14 basis points from the same period last year. The changes in yields and rates over the prior periods reflected the lower rate environment, including lower benchmark interest rates.

Noninterest income was $44.1 million in the first quarter of 2025, an increase of 2.3% from the linked quarter and an increase of 4.2% from the same period in 2024. The increase from the linked quarter was primarily due to a decrease in investment securities losses and increases in bank-owned life insurance income and annuity and insurance income, partially offset by decreases in trust and asset management income, service charges on deposit accounts and other income. The increase from the same period last year was primarily due to increases in trust and asset management income, service charges on deposit accounts, bank-owned life insurance income and annuity and insurance income.

Noninterest expense was $110.5 million in the first quarter of 2025, an increase of 2.3% from the linked quarter and an increase of 4.3% from the same period last year. The increase from the prior periods was primarily due to higher salaries and benefits and other expenses, partially offset by lower FDIC insurance and professional fees.

The effective tax rate for the first quarter of 2025 was 21.67% compared with 24.02% during the linked quarter and 24.76% during the same period last year. The lower effective tax rate in the current quarter as compared to the linked quarter was primarily due to a decrease in disallowed compensation and an increase in tax benefits associated with certain tax advantaged investments. Compared to the same period last year, the decrease was primarily due to an increase in tax benefits associated with certain tax advantaged investments and a decrease in tax expense from discrete items.

Asset Quality

The Company’s overall asset quality remained strong during the first quarter of 2025. Provision for credit losses for the first quarter of 2025 was $3.3 million compared with $3.8 million in the linked quarter and $2.0 million in the same period last year.

Total non-performing assets were $17.5 million at March 31, 2025, down $1.8 million from December 31, 2024 and up $5.6 million from March 31, 2024. Non-performing assets as a percentage of total loans and leases and foreclosed real estate were 0.12% at the end of the quarter, a decrease of 2 basis points from the linked quarter and an increase of 3 basis points from the same period last year.

Net loan and lease charge-offs during the first quarter of 2025 were $4.4 million or 13 basis points annualized of total average loans and leases outstanding and comprised of gross charge-offs of $5.7 million partially offset by gross recoveries of $1.3 million. Compared to the linked quarter, net loan and lease charge-offs increased by $1.0 million or 3 basis points annualized on total average loans and leases outstanding. Compared to the same period last year, net loan and lease charge-offs increased by $2.1 million or 6 basis points annualized on total average loans and leases outstanding.

- more -

Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 3

The allowance for credit losses on loans and leases was $147.7 million at March 31, 2025, a decrease of $0.8 million from December 31, 2024 and flat from March 31, 2024. The ratio of the allowance for credit losses to total loans and leases outstanding was 1.05% at the end of the quarter, down 1 basis point from the linked quarter and down 2 basis points from the same period last year.

Balance Sheet

Total assets were $23.9 billion at March 31, 2025, an increase of 1.2% from December 31, 2024 and an increase of 2.0% from March 31, 2024. The increase from the linked quarter was primarily due to increases in cash and cash equivalents and investment securities. The increase from the same period last year was primarily due to increases in loans and investment securities.

The investment securities portfolio was $7.4 billion at March 31, 2025, an increase of 1.6% from December 31, 2024 and an increase of 2.2% from March 31, 2024. The increase from the prior periods was primarily due to the purchases of investment securities, partially offset by cashflows from the portfolio. The investment portfolio remains largely comprised of securities issued by U.S. government agencies and U.S. government-sponsored enterprises.

Total loans and leases were $14.1 billion at March 31, 2025, an increase of 0.3% from December 31, 2024 and an increase of 1.9% from March 31, 2024. Total commercial loans were $6.2 billion at March 31, 2025, an increase of 1.2% from December 31, 2024 and an increase of 7.3% from March 31, 2024. The increase from the linked quarter was primarily due to loan production within our construction portfolio. The increase from the same period last year was primarily due to loan production within our commercial mortgage portfolio. Total consumer loans were $7.9 billion at March 31, 2025, a decrease of 0.4% from the linked quarter and a decrease of 2.0% from the same period last year. The decrease from the prior periods was due to declines in our home equity and automobile portfolios.

Total deposits were $21.0 billion at March 31, 2025, an increase of 1.8% from December 31, 2024 and an increase of 1.6% from March 31, 2024. Noninterest-bearing deposits made up 26.1% of total deposit balances at March 31, 2025, down from 26.3% at December 31, 2024 and down from 26.8% at March 31, 2024. Average total deposits were $20.7 billion for the first quarter of 2025, down 0.4% from $20.8 billion in the linked quarter and up 0.6% from $20.5 billion in the same period last year.

Capital and Dividends

The Company’s capital levels remain well above regulatory well-capitalized minimums.

The Tier 1 Capital Ratio was 13.93% at March 31, 2025 compared with 13.95% at December 31, 2024 and 12.74% at March 31, 2024. The decrease from the linked quarter were due to increases in risk-weighted assets, partially offset by retained earnings growth. The increase from the same period last year was primarily due to the issuance of $165.0 million of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B, at a rate of 8.00% in the second quarter of 2024. The Tier 1 Leverage Ratio was 8.36% at March 31, 2025, compared with 8.31% at December 31, 2024 and 7.62% at March 31, 2024. The increase from the linked quarter were due to a decrease in average total assets and an increase in retained earnings.

No shares of common stock were repurchased under the share repurchase program in the first quarter of 2025. Total remaining buyback authority under the share repurchase program was $126.0 million at March 31, 2025.

- more –

Bank of Hawai‘i Corporation Fourth Quarter and Full Year 2024 Financial Results Page 4

The Company’s Board of Directors declared a quarterly cash dividend of $0.70 per share on the Company’s outstanding common shares. The dividend will be payable on June 13, 2025 to shareholders of record at the close of business on May 30, 2025.

On April 4, 2025, the Company announced that the Board of Directors declared a quarterly dividend payment of $10.94 per share, equivalent to $0.2735 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A, and a quarterly dividend payment of $20.00 per share, equivalent to $0.5000 per depositary share, of Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B. The depositary shares representing the Series A Preferred Stock and Series B Preferred Stock are traded on the NYSE under the symbol “BOH.PRA” and “BOH.PRB”, respectively. The dividends on the Series A Preferred Stock and Series B Preferred Stock will be payable on May 1, 2025 to shareholders of record of the preferred stock as of the close of business on April 16, 2025.

Conference Call Information

The Company will review its first quarter financial results today at 8:00 a.m. Hawai‘i Time (2:00 p.m. Eastern Time). The live call, including a slide presentation, will be accessible on the investor relations link of Bank of Hawai‘i Corporation's website, www.boh.com. The webcast can be accessed via the link: https://register-conf.media-server.com/register/BI61ce682f562949d3b8f602272bc03f6e. A replay of the conference call will be available for one year beginning at approximately 11:00 a.m. Hawai‘i Time on Monday, April 21, 2025. The replay will be available on the Company's website, www.boh.com.

Investor Announcements

Investors and others should note that the Company intends to announce financial and other information to the Company’s investors using the Company’s investor relations website at https://ir.boh.com, social media channels, press releases, SEC filings and public conference calls and webcasts, all for purposes of complying with the Company’s disclosure obligations under Regulation FD. Accordingly, investors should monitor these channels, as information is updated, and new information is posted.

Forward-Looking Statements

This news release, and other statements made by the Company in connection with it may contain "forward-looking statements" (as defined in the Private Securities Litigation Reform Act of 1995) that involve risks and uncertainties that could cause results to be materially different from expectations. Forecasts of our financial results and condition, expectations for our operations and business prospects, and our assumptions used in those forecasts and expectations are examples of certain of these forward-looking statements. Do not unduly rely on forward-looking statements. Actual results might differ significantly from our forecasts and expectations because of a variety of factors. More information about these factors is contained in Bank of Hawai‘i Corporation's Annual Report on Form 10-K for the year ended December 31, 2024 which was filed with the U.S. Securities and Exchange Commission. These forward-looking statements are not guarantees of future performance and speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Bank of Hawai‘i Corporation is an independent regional financial services company serving businesses, consumers, and governments in Hawai‘i and the West Pacific. The Company's principal subsidiary, Bank of Hawai‘i, was founded in 1897. For more information about Bank of Hawai‘i Corporation, see the Company’s website, www.boh.com. Bank of Hawai‘i Corporation is a trade name of Bank of Hawaii Corporation.

# # # #

Exhibit 99.1

Bank of Hawai‘i Corporation and Subsidiaries
Financial Highlights			Table 1
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024
For the Period:
Operating Results
Net Interest Income	$125,807	$120,178	$113,938
Provision for Credit Losses	3,250	3,750	2,000
Total Noninterest Income	44,058	43,047	42,285
Total Noninterest Expense	110,459	107,931	105,859
Pre-Provision Net Revenue	59,406	55,294	50,364
Net Income	43,985	39,162	36,391
Net Income Available to Common Shareholders	38,716	33,893	34,422
Basic Earnings Per Common Share	0.98	0.86	0.87
Diluted Earnings Per Common Share	0.97	0.85	0.87
Dividends Declared Per Common Share	0.70	0.70	0.70

Performance Ratios
Return on Average Assets	0.75%	0.66%	0.63%
Return on Average Shareholders' Equity	10.65	9.42	10.34
Return on Average Common Equity	11.80	10.30	11.20
Efficiency Ratio [1]	65.03	66.12	67.76
Net Interest Margin [2]	2.32	2.19	2.11
Dividend Payout Ratio [3]	71.43	81.40	80.46
Average Shareholders' Equity to Average Assets	7.09	6.98	6.08

Average Balances
Average Loans and Leases	$14,062,173	$13,964,687	$13,868,800
Average Assets	23,638,068	23,682,494	23,281,566
Average Deposits	20,669,539	20,756,682	20,543,640
Average Shareholders' Equity	1,675,571	1,654,156	1,416,102

Per Share of Common Stock
Book Value	$34.23	$33.27	$31.62
Tangible Book Value	33.43	32.47	30.83
Market Value
Closing	68.97	71.24	62.39
High	76.00	82.70	73.73
Low	65.82	60.58	58.38

	March 31,	December 31,	March 31,
	2025	2024	2024
As of Period End:
Balance Sheet Totals
Loans and Leases	$14,115,323	$14,075,980	$13,853,837
Total Assets	23,885,056	23,601,114	23,420,860
Total Deposits	21,008,217	20,633,037	20,676,586
Other Debt	558,250	558,274	560,163
Total Shareholders' Equity	1,704,935	1,667,774	1,435,977

Asset Quality
Non-Performing Assets	$17,451	$19,300	$11,838
Allowance for Credit Losses - Loans and Leases	147,707	148,528	147,664
Allowance to Loans and Leases Outstanding [4]	1.05%	1.06%	1.07%

Capital Ratios [5]
Common Equity Tier 1 Capital Ratio	11.58%	11.59%	11.50%
Tier 1 Capital Ratio	13.93	13.95	12.74
Total Capital Ratio	14.97	15.00	13.81
Tier 1 Leverage Ratio	8.36	8.31	7.62
Total Shareholders' Equity to Total Assets	7.14	7.07	6.13
Tangible Common Equity to Tangible Assets [6]	5.57	5.48	5.24
Tangible Common Equity to Risk-Weighted Assets [6]	9.28	9.08	8.70

Non-Financial Data
Full-Time Equivalent Employees	1,876	1,865	1,891
Branches	50	50	50
ATMs	316	317	315

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.
[3] Dividend payout ratio is defined as dividends declared per common share divided by basic earnings per common share.
[4] The numerator comprises the Allowance for Credit Losses - Loans and Leases.
[5] Regulatory capital ratios as of March 31, 2025 are preliminary.
[6] Tangible common equity to tangible assets and tangible common equity to risk-weighted assets are Non-GAAP financial measures.
Tangible common equity is defined by the Company as common shareholders' equity minus goodwill. See Table 2 "Reconciliation of Non-GAAP Financial Measures".

Bank of Hawai‘i Corporation and Subsidiaries
Reconciliation of Non-GAAP Financial Measures			Table 2
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024

Total Shareholders' Equity	$1,704,935	$1,667,774	$1,435,977
Less: Preferred Stock	345,000	345,000	180,000
Goodwill	31,517	31,517	31,517
Tangible Common Equity	$1,328,418	$1,291,257	$1,224,460

Total Assets	$23,885,056	$23,601,114	$23,420,860
Less: Goodwill	31,517	31,517	31,517
Tangible Assets	$23,853,539	$23,569,597	$23,389,343

Risk-Weighted Assets, determined in accordance
with prescribed regulatory requirements [1]	$14,319,932	$14,225,908	$14,071,841

Total Shareholders' Equity to Total Assets	7.14%	7.07%	6.13%
Tangible Common Equity to Tangible Assets (Non-GAAP)	5.57%	5.48%	5.24%

Tier 1 Capital Ratio [1]	13.93%	13.95%	12.74%
Tangible Common Equity to Risk-Weighted Assets (Non-GAAP) [1]	9.28%	9.08%	8.70%

[1] Regulatory capital ratios as of March 31, 2025 are preliminary.

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Income			Table 3
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024
Interest Income
Interest and Fees on Loans and Leases	$163,082	$164,785	$159,336
Income on Investment Securities
Available-for-Sale	24,368	23,223	21,757
Held-to-Maturity	20,291	20,677	22,136
Cash and Cash Equivalents	5,460	9,425	6,157
Other	1,085	1,107	970
Total Interest Income	214,286	219,217	210,356
Interest Expense
Deposits	81,692	92,099	89,056
Securities Sold Under Agreements to Repurchase	744	992	1,443
Other Debt	6,043	5,948	5,919
Total Interest Expense	88,479	99,039	96,418
Net Interest Income	125,807	120,178	113,938
Provision for Credit Losses	3,250	3,750	2,000
Net Interest Income After Provision for Credit Losses	122,557	116,428	111,938
Noninterest Income
Fees, Exchange, and Other Service Charges	14,437	14,399	14,123
Trust and Asset Management	11,741	12,157	11,189
Service Charges on Deposit Accounts	8,259	8,678	7,947
Bank-Owned Life Insurance	3,611	3,283	3,356
Annuity and Insurance	1,555	1,347	1,046
Mortgage Banking	988	942	951
Investment Securities Losses, Net	(1,607)	(3,306)	(1,497)
Other	5,074	5,547	5,170
Total Noninterest Income	44,058	43,047	42,285
Noninterest Expense
Salaries and Benefits	62,884	58,690	58,215
Net Occupancy	10,559	10,263	10,456
Net Equipment	10,192	10,308	10,103
Data Processing	5,267	5,313	4,770
Professional Fees	4,264	4,988	4,677
FDIC Insurance	1,642	3,711	3,614
Other	15,651	14,658	14,024
Total Noninterest Expense	110,459	107,931	105,859
Income Before Provision for Income Taxes	56,156	51,544	48,364
Provision for Income Taxes	12,171	12,382	11,973
Net Income	$43,985	$39,162	$36,391
Preferred Stock Dividends	5,269	5,269	1,969
Net Income Available to Common Shareholders	$38,716	$33,893	$34,422
Basic Earnings Per Common Share	$0.98	$0.86	$0.87
Diluted Earnings Per Common Share	$0.97	$0.85	$0.87
Dividends Declared Per Common Share	$0.70	$0.70	$0.70
Basic Weighted Average Common Shares	39,554,834	39,513,210	39,350,390
Diluted Weighted Average Common Shares	39,876,406	39,836,758	39,626,463

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Comprehensive Income			Table 4
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Net Income	$43,985	39,162	$36,391
Other Comprehensive Income (Loss), Net of Tax:
Net Unrealized Gains (Losses) on Investment Securities	24,760	(7,388)	12,938
Defined Benefit Plans	232	(641)	169
Other Comprehensive Income (Loss)	24,992	(8,029)	13,107
Comprehensive Income	$68,977	31,133	$49,498

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Condition			Table 5
	March 31,	December 31,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024
Assets
Cash and Cash Equivalents	$935,200	$763,571	$891,521
Investment Securities
Available-for-Sale	2,887,019	2,689,528	2,352,051
Held-to-Maturity (Fair Value of $3,823,655; $3,820,882; and $4,104,622)	4,535,108	4,618,543	4,913,457
Loans Held for Sale	2,640	2,150	2,182
Loans and Leases	14,115,323	14,075,980	13,853,837
Allowance for Credit Losses	(147,707)	(148,528)	(147,664)
Net Loans and Leases	13,967,616	13,927,452	13,706,173
Premises and Equipment, Net	187,858	184,480	192,486
Operating Lease Right-of-Use Assets	83,577	80,165	85,501
Accrued Interest Receivable	67,706	66,367	67,887
Mortgage Servicing Rights	18,770	19,199	20,422
Goodwill	31,517	31,517	31,517
Bank-Owned Life Insurance	481,260	481,184	468,206
Other Assets	686,785	736,958	689,457
Total Assets	$23,885,056	$23,601,114	$23,420,860

Liabilities
Deposits
Noninterest-Bearing Demand	$5,493,232	$5,423,562	$5,542,930
Interest-Bearing Demand	3,775,948	3,784,984	3,823,224
Savings	8,700,143	8,364,916	8,231,245
Time	3,038,894	3,059,575	3,079,187
Total Deposits	21,008,217	20,633,037	20,676,586
Securities Sold Under Agreements to Repurchase	50,000	100,000	150,490
Other Debt	558,250	558,274	560,163
Operating Lease Liabilities	92,267	88,794	94,104
Retirement Benefits Payable	23,640	23,760	23,365
Accrued Interest Payable	23,261	34,799	37,081
Other Liabilities	424,486	494,676	443,094
Total Liabilities	22,180,121	21,933,340	21,984,883
Shareholders' Equity
Preferred Stock (Series A, $.01 par value; authorized 180,000 shares issued and outstanding)	180,000	180,000	180,000
Preferred Stock (Series B, $.01 par value; authorized 165,000 shares issued and outstanding)	165,000	165,000	-
Common Stock ($.01 par value; authorized 500,000,000 shares;
issued / outstanding: March 31, 2025 - 58,765,864 / 39,734,304;
December 31, 2024 - 58,765,907 / 39,762,255; and March 31, 2024 - 58,753,708 / 39,720,724)	586	585	584
Capital Surplus	651,374	647,403	640,663
Accumulated Other Comprehensive Loss	(318,397)	(343,389)	(383,581)
Retained Earnings	2,144,326	2,133,838	2,114,729
Treasury Stock, at Cost (Shares: March 31, 2025 - 19,031,560; December 31, 2024 - 19,003,609;
and March 31, 2024 - 19,032,984)	(1,117,954)	(1,115,663)	(1,116,418)
Total Shareholders' Equity	1,704,935	1,667,774	1,435,977
Total Liabilities and Shareholders' Equity	$23,885,056	$23,601,114	$23,420,860

Bank of Hawai‘i Corporation and Subsidiaries
Consolidated Statements of Shareholders' Equity									Table 6
								Accumulated
	Preferred		Preferred					Other
	Shares	Preferred	Shares	Preferred	Common			Comprehensive
	Series A	Series A	Series B	Series B	Shares	Common	Capital	Income	Retained	Treasury
(dollars in thousands, except per share amounts)	Outstanding	Stock	Outstanding	Stock	Outstanding	Stock	Surplus	(Loss)	Earnings	Stock	Total
Balance as of December 31, 2024	180,000	$180,000	165,000	$165,000	39,762,255	$585	$647,403	$(343,389)	$2,133,838	$(1,115,663)	$1,667,774
Net Income	-	-	-	-	-	-	-	-	43,985	-	43,985
Other Comprehensive Income	-	-	-	-	-	-	-	24,992	-	-	24,992
Share-Based Compensation	-	-	-	-	-	-	3,680	-	-	-	3,680
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	-	-	19,477	1	291	-	-	1,023	1,315
Common Stock Repurchased	-	-	-	-	(47,428)	-	-	-	-	(3,314)	(3,314)
Cash Dividends Declared Common Stock
($0.70 per share)	-	-	-	-	-	-	-	-	(28,228)	-	(28,228)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(5,269)	-	(5,269)
Balance as of March 31, 2025	180,000	$180,000	165,000	$165,000	39,734,304	$586	$651,374	$(318,397)	$2,144,326	$(1,117,954)	$1,704,935

Balance as of December 31, 2023	180,000	$180,000	-	$-	39,753,138	$583	$636,422	$(396,688)	$2,107,569	$(1,113,644)	$1,414,242
Net Income	-	-	-	-	-	-	-	-	36,391	-	36,391
Other Comprehensive Income	-	-	-	-	-	-	-	13,107	-	-	13,107
Share-Based Compensation	-	-	-	-	-	-	4,030	-	-	-	4,030
Common Stock Issued under Purchase
and Equity Compensation Plans	-	-	-	-	21,332	1	211	-	794	546	1,552
Common Stock Repurchased	-	-	-	-	(53,746)	-	-	-	-	(3,320)	(3,320)
Cash Dividends Declared Common Stock
($0.70 per share)	-	-	-	-	-	-	-	-	(28,056)	-	(28,056)
Cash Dividends Declared Preferred Stock	-	-	-	-	-	-	-	-	(1,969)	-	(1,969)
Balance as of March 31, 2024	180,000	$180,000	-	$-	39,720,724	$584	$640,663	$(383,581)	$2,114,729	$(1,116,418)	$1,435,977

Bank of Hawai‘i Corporation and Subsidiaries
Average Balances and Interest Rates - Taxable-Equivalent Basis [1]								Table 7
	Three Months Ended			Three Months Ended			Three Months Ended
	March 31, 2025			December 31, 2024			March 31, 2024
	Average	Income /	Yield /	Average	Income /	Yield /	Average	Income /	Yield /
(dollars in millions)	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate	Balance	Expense [2]	Rate
Earning Assets
Cash and Cash Equivalents	$500.0	$5.5	4.37%	$784.9	$9.4	4.70%	$460.7	$6.1	5.29%
Investment Securities
Available-for-Sale
Taxable	2,790.3	24.1	3.47	2,614.5	23.0	3.50	2,380.4	21.8	3.66
Non-Taxable	21.3	0.3	5.68	21.5	0.3	6.39	1.7	0.0	1.99
Held-to-Maturity
Taxable	4,548.6	20.2	1.77	4,636.7	20.5	1.77	4,926.8	21.9	1.79
Non-Taxable	34.1	0.2	2.09	34.3	0.2	2.10	34.7	0.2	2.10
Total Investment Securities	7,394.3	44.8	2.43	7,307.0	44.0	2.41	7,343.6	43.9	2.40
Loans Held for Sale	2.3	0.0	6.06	4.0	0.1	5.86	2.2	0.0	6.17
Loans and Leases [3]
Commercial Mortgage	4,015.2	52.5	5.30	3,868.7	52.0	5.34	3,716.6	50.5	5.46
Commercial and Industrial	1,703.7	21.3	5.06	1,697.9	22.1	5.18	1,663.3	22.0	5.34
Construction	338.5	6.0	7.22	346.6	6.6	7.54	307.9	5.6	7.27
Commercial Lease Financing	91.1	0.9	3.83	82.9	0.7	3.62	58.4	0.3	1.87
Residential Mortgage	4,616.7	44.8	3.88	4,621.0	45.3	3.93	4,649.9	45.0	3.87
Home Equity	2,154.4	22.5	4.23	2,181.6	22.5	4.10	2,250.1	21.1	3.78
Automobile	752.6	9.3	5.02	774.4	9.5	4.90	831.0	8.9	4.30
Other	390.0	7.1	7.41	391.6	7.2	7.29	391.6	6.5	6.66
Total Loans and Leases	14,062.2	164.4	4.72	13,964.7	165.9	4.73	13,868.8	159.9	4.63
Other	65.1	1.1	6.67	65.0	1.1	6.82	62.3	1.1	6.23
Total Earning Assets	22,023.9	215.8	3.95	22,125.6	220.5	3.97	21,737.6	211.0	3.89
Non-Earning Assets	1,614.2			1,556.9			1,544.0
Total Assets	$23,638.1			$23,682.5			$23,281.6

Interest-Bearing Liabilities
Interest-Bearing Deposits
Demand	$3,773.4	7.1	0.76	$3,655.8	7.8	0.85	$3,764.2	7.7	0.82
Savings	8,544.5	47.1	2.23	8,652.2	52.6	2.42	8,131.3	49.4	2.44
Time	3,037.3	27.5	3.67	3,142.8	31.7	4.02	3,081.1	32.0	4.18
Total Interest-Bearing Deposits	15,355.2	81.7	2.16	15,450.8	92.1	2.37	14,976.6	89.1	2.39
Securities Sold Under Agreements to Repurchase	76.7	0.7	3.88	100.2	1.0	3.87	150.5	1.4	3.79
Other Debt	578.2	6.1	4.24	558.3	5.9	4.24	560.1	5.9	4.25
Total Interest-Bearing Liabilities	16,010.1	88.5	2.24	16,109.3	99.0	2.45	15,687.2	96.4	2.47
Net Interest Income		$127.3			$121.5			$114.6
Interest Rate Spread			1.71%			1.52%			1.42%
Net Interest Margin			2.32%			2.19%			2.11%
Noninterest-Bearing Demand Deposits	5,314.3			5,305.9			5,567.0
Other Liabilities	638.1			613.1			611.3
Shareholders' Equity	1,675.6			1,654.2			1,416.1
Total Liabilities and Shareholders' Equity	$23,638.1			$23,682.5			$23,281.6

[1] Due to rounding, the amounts presented in this table may not tie to other amounts presented elsewhere in this report.
[2] Interest income includes taxable-equivalent basis adjustments, based upon a federal statutory tax rate of 21%, of $1.5 million, $1.3 million, and $690 thousand for the three months ended March 31, 2025, December 31, 2024, and March 31, 2024, respectively.
[3] Non-performing loans and leases are included in the respective average loan and lease balances.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8a
	Three Months Ended March 31, 2025
	Compared to December 31, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$(3.3)	$(0.5)	$(3.9)
Investment Securities
Available-for-Sale
Taxable	1.3	(0.2)	1.1
Non-Taxable	(0.0)	(0.0)	(0.0)
Held-to-Maturity
Taxable	(0.3)	0.0	(0.3)
Non-Taxable	(0.0)	(0.0)	(0.0)
Total Investment Securities	1.0	(0.2)	0.8
Loans Held for Sale	(0.0)	0.0	(0.0)
Loans and Leases
Commercial Mortgage	1.1	(0.6)	0.5
Commercial and Industrial	0.0	(0.9)	(0.8)
Construction	(0.3)	(0.4)	(0.6)
Commercial Lease Financing	0.1	0.1	0.2
Residential Mortgage	0.1	(0.5)	(0.5)
Home Equity	(0.4)	0.4	(0.0)
Automobile	(0.4)	0.1	(0.2)
Other	(0.1)	(0.1)	(0.1)
Total Loans and Leases	0.2	(1.7)	(1.5)
Other	0.0	(0.0)	(0.0)
Total Change in Interest Income	(2.2)	(2.5)	(4.7)

Change in Interest Expense:
Interest-Bearing Deposits
Demand	0.2	(0.9)	(0.7)
Savings	(0.8)	(4.7)	(5.5)
Time	(1.2)	(3.0)	(4.2)
Total Interest-Bearing Deposits	(1.8)	(8.6)	(10.4)
Securities Sold Under Agreements to Repurchase	(0.2)	0.0	(0.2)
Other Debt	0.1	0.1	0.2
Total Change in Interest Expense	(1.9)	(8.6)	(10.5)

Change in Net Interest Income	$(0.3)	$6.0	$5.8

[1] The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Analysis of Change in Net Interest Income - Taxable-Equivalent Basis			Table 8b
	Three Months Ended March 31, 2025
	Compared to March 31, 2024
(dollars in millions)	Volume [1]	Rate [1]	Total
Change in Interest Income:
Cash and Cash Equivalents	$0.5	$(1.1)	$(0.6)
Investment Securities
Available-for-Sale
Taxable	3.5	(1.2)	2.3
Non-Taxable	0.3	-	0.3
Held-to-Maturity
Taxable	(1.6)	(0.1)	(1.7)
Non-Taxable	(0.0)	(0.0)	(0.0)
Total Investment Securities	2.2	(1.3)	0.9
Loans Held for Sale	0.0	(0.0)	0.0
Loans and Leases
Commercial Mortgage	3.6	(1.6)	2.0
Commercial and Industrial	0.6	(1.3)	(0.7)
Construction	0.5	(0.1)	0.4
Commercial Lease Financing	0.4	0.2	0.6
Residential Mortgage	(0.3)	0.1	(0.2)
Home Equity	(1.0)	2.4	1.4
Automobile	(0.9)	1.3	0.4
Other	-	0.6	0.6
Total Loans and Leases	2.9	1.6	4.5
Other	-	(0.0)	(0.0)
Total Change in Interest Income	5.6	(0.8)	4.8

Change in Interest Expense:
Interest-Bearing Deposits
Demand	-	(0.6)	(0.6)
Savings	2.3	(4.6)	(2.3)
Time	(0.5)	(4.0)	(4.5)
Total Interest-Bearing Deposits	1.8	(9.2)	(7.4)
Securities Sold Under Agreements to Repurchase	(0.7)	-	(0.7)
Other Debt	0.1	0.1	0.2
Total Change in Interest Expense	1.2	(9.1)	(7.9)

Change in Net Interest Income	$4.4	$8.3	$12.7

[1] The change in interest income and expense due to both volume and rate has been allocated between the factors in proportion to the relationship of the absolute dollar amounts of the change in each.

Bank of Hawai‘i Corporation and Subsidiaries
Salaries and Benefits			Table 9
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Salaries	$38,242	$38,852	$38,031
Incentive Compensation	5,573	4,423	3,090
Retirement and Other Benefits	5,061	3,456	4,299
Payroll Taxes	4,766	2,593	4,730
Medical, Dental, and Life Insurance	4,537	4,965	3,212
Share-Based Compensation	3,501	3,208	3,799
Commission Expense	1,123	1,085	572
Separation Expense	81	108	482
Total Salaries and Benefits	$62,884	$58,690	$58,215

Bank of Hawai‘i Corporation and Subsidiaries
Loan and Lease Portfolio Balances					Table 10
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Commercial
Commercial Mortgage	$4,038,287	$4,020,622	$3,868,566	$3,741,140	$3,715,032
Commercial and Industrial	1,703,290	1,705,133	1,681,693	1,699,438	1,679,659
Construction	363,716	308,898	319,150	315,571	323,069
Lease Financing	92,456	90,756	60,665	59,388	57,817
Total Commercial	6,197,749	6,125,409	5,930,074	5,815,537	5,775,577
Consumer
Residential Mortgage	4,630,876	4,628,283	4,622,677	4,595,586	4,616,900
Home Equity	2,144,955	2,165,514	2,195,844	2,221,073	2,240,946
Automobile	740,390	764,146	786,910	806,240	825,854
Other	401,353	392,628	383,078	392,830	394,560
Total Consumer	7,917,574	7,950,571	7,988,509	8,015,729	8,078,260
Total Loans and Leases	$14,115,323	$14,075,980	$13,918,583	$13,831,266	$13,853,837

Deposits
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Consumer	$10,522,627	$10,397,777	$10,340,466	$10,382,432	$10,429,004
Commercial	8,411,838	8,299,590	8,356,239	7,995,618	8,323,330
Public and Other	2,073,752	1,935,670	2,281,617	2,030,452	1,924,252
Total Deposits	$21,008,217	$20,633,037	$20,978,322	$20,408,502	$20,676,586

Average Deposits
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Consumer	$10,408,747	$10,327,928	$10,345,772	$10,379,724	$10,313,730
Commercial	8,318,182	8,564,213	8,207,310	8,188,685	8,334,540
Public and Other	1,942,610	1,864,541	1,931,309	1,789,984	1,895,370
Total Deposits	$20,669,539	$20,756,682	$20,484,391	$20,358,393	$20,543,640

Bank of Hawai‘i Corporation and Subsidiaries
Non-Performing Assets and Accruing Loans and Leases Past Due 90 Days or More					Table 11
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands)	2025	2024	2024	2024	2024
Non-Performing Assets
Non-Accrual Loans and Leases
Commercial
Commercial Mortgage	$2,195	$2,450	$2,680	$2,601	$2,714
Commercial and Industrial	3,451	4,627	6,218	3,681	13
Total Commercial	5,646	7,077	8,898	6,282	2,727
Consumer
Residential Mortgage	4,686	5,052	4,269	2,998	3,199
Home Equity	5,759	4,514	3,947	3,227	3,240
Total Consumer	10,445	9,566	8,216	6,225	6,439
Total Non-Accrual Loans and Leases	16,091	16,643	17,114	12,507	9,166
Foreclosed Real Estate	1,360	2,657	2,667	2,672	2,672
Total Non-Performing Assets	$17,451	$19,300	$19,781	$15,179	$11,838

Accruing Loans and Leases Past Due 90 Days or More
Consumer
Residential Mortgage	$3,895	$3,984	$4,421	$4,524	$3,378
Home Equity	2,228	2,845	1,980	2,025	1,580
Automobile	486	776	580	568	517
Other	943	677	554	733	872
Total Consumer	7,552	8,282	7,535	7,850	6,347
Total Accruing Loans and Leases Past Due 90 Days or More	$7,552	$8,282	$7,535	$7,850	$6,347
Total Loans and Leases	$14,115,323	$14,075,980	$13,918,583	$13,831,266	$13,853,837

Ratio of Non-Accrual Loans and Leases to Total Loans and Leases	0.11%	0.12%	0.12%	0.09%	0.07%

Ratio of Non-Performing Assets to Total Loans and Leases
and Foreclosed Real Estate	0.12%	0.14%	0.14%	0.11%	0.09%

Ratio of Non-Performing Assets to Total Assets	0.07%	0.08%	0.08%	0.07%	0.05%

Ratio of Commercial Non-Performing Assets to Total Commercial Loans
and Leases and Commercial Foreclosed Real Estate	0.09%	0.12%	0.15%	0.11%	0.05%

Ratio of Consumer Non-Performing Assets to Total Consumer Loans
and Leases and Consumer Foreclosed Real Estate	0.15%	0.15%	0.14%	0.11%	0.11%

Ratio of Non-Performing Assets and Accruing Loans and Leases
Past Due 90 Days or More to Total Loans and Leases
and Foreclosed Real Estate	0.18%	0.20%	0.20%	0.17%	0.13%

Quarter to Quarter Changes in Non-Performing Assets
Balance at Beginning of Quarter	$19,300	$19,781	$15,179	$11,838	$11,747
Additions [1]	2,209	2,198	5,557	5,257	1,652
Reductions
Payments	(1,212)	(708)	(734)	(844)	(921)
Return to Accrual Status	(244)	(476)	(81)	(1,018)	(617)
Sales of Foreclosed Real Estate	(1,492)	-	-	-	-
Charge-offs / Write-downs [1]	(1,110)	(1,495)	(140)	(54)	(23)
Total Reductions	(4,058)	(2,679)	(955)	(1,916)	(1,561)
Balance at End of Quarter	$17,451	$19,300	$19,781	$15,179	$11,838

[1] Excludes loans that are fully charged-off and placed on non-accrual status during the same period.

Bank of Hawai‘i Corporation and Subsidiaries
Reserve for Credit Losses			Table 12
	Three Months Ended
	March 31,	December 31,	March 31,
(dollars in thousands)	2025	2024	2024
Balance at Beginning of Period	$150,649	$150,325	$152,429

Loans and Leases Charged-Off
Commercial
Commercial and Industrial	(1,399)	(353)	(360)
Consumer
Residential Mortgage	-	(337)	-
Home Equity	(75)	(339)	(35)
Automobile	(1,751)	(1,548)	(1,048)
Other	(2,484)	(2,637)	(2,312)
Total Loans and Leases Charged-Off	(5,709)	(5,214)	(3,755)
Recoveries on Loans and Leases Previously Charged-Off
Commercial
Commercial and Industrial	77	387	116
Consumer
Residential Mortgage	11	150	42
Home Equity	128	177	184
Automobile	633	609	526
Other	457	465	606
Total Recoveries on Loans and Leases Previously Charged-Off	1,306	1,788	1,474
Net Charged-Off Loans and Leases	(4,403)	(3,426)	(2,281)
Provision for Credit Losses:
Loans and Leases	3,582	4,623	3,542
Unfunded Commitments	(332)	(873)	(1,542)
Total Provision for Credit Losses	3,250	3,750	2,000
Balance at End of Period	$149,496	$150,649	$152,148

Components
Allowance for Credit Losses - Loans and Leases	$147,707	$148,528	$147,664
Reserve for Unfunded Commitments	1,789	2,121	4,484
Total Reserve for Credit Losses	$149,496	$150,649	$152,148

Average Loans and Leases Outstanding	$14,062,173	$13,964,687	$13,868,800

Ratio of Net Loans and Leases Charged-Off to
Average Loans and Leases Outstanding (annualized)	0.13%	0.10%	0.07%
Ratio of Allowance for Credit Losses to Loans and Leases Outstanding [1]	1.05%	1.06%	1.07%

[1] The numerator comprises the Allowance for Credit Losses - Loans and Leases.

Bank of Hawai‘i Corporation and Subsidiaries
Business Segments Selected Financial Information				Table 13
	Consumer	Commercial	Treasury	Consolidated
(dollars in thousands)	Banking	Banking	and Other	Total
Three Months Ended March 31, 2025
Net Interest Income (Expense)	$95,624	$55,574	$(25,391)	$125,807
Provision for (Recapture of) Credit Losses	3,295	1,108	(1,153)	3,250
Net Interest Income (Expense) After Provision for Credit Losses	92,329	54,466	(24,238)	122,557
Noninterest Income	33,498	7,734	2,826	44,058
Salaries and Benefits	21,105	5,360	36,419	62,884
Net Occupancy	7,067	400	3,092	10,559
Other Noninterest Expense	58,202	13,882	(35,068)	37,016
Noninterest Expense	86,374	19,642	4,443	110,459
Income (Loss) Before Income Taxes	39,453	42,558	(25,855)	56,156
Provision (Benefit) for Income Taxes	10,001	10,869	(8,699)	12,171
Net Income (Loss)	$29,452	$31,689	$(17,156)	$43,985
Total Assets as of March 31, 2025	$8,246,158	$6,219,971	$9,418,927	$23,885,056

Three Months March 31, 2024 [1]
Net Interest Income (Expense)	$96,994	$51,493	$(34,549)	$113,938
Provision for (Recapture of) Credit Losses	2,287	(6)	(281)	2,000
Net Interest Income (Expense) After Provision for Credit Losses	94,707	51,499	(34,268)	111,938
Noninterest Income	31,982	6,794	3,509	42,285
Salaries and Benefits	20,917	5,516	31,782	58,215
Net Occupancy	6,864	447	3,145	10,456
Other Noninterest Expense	54,924	12,680	(30,416)	37,188
Noninterest Expense	82,705	18,643	4,511	105,859
Income (Loss) Before Income Taxes	43,984	39,650	(35,270)	48,364
Provision (Benefit) for Income Taxes	11,181	10,008	(9,216)	11,973
Net Income (Loss)	$32,803	$29,642	$(26,054)	$36,391
Total Assets as of March 31, 2024	$8,396,623	$5,830,056	$9,194,181	$23,420,860

1 Certain prior period information has been reclassified to conform to current presentation.

Bank of Hawai‘i Corporation and Subsidiaries
Selected Quarterly Financial Data					Table 14
	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(dollars in thousands, except per share amounts)	2025	2024	2024	2024	2024
Quarterly Operating Results
Interest Income
Interest and Fees on Loans and Leases	$163,082	$164,785	$166,286	$163,208	$159,336
Income on Investment Securities
Available-for-Sale	24,368	23,223	23,257	21,468	21,757
Held-to-Maturity	20,291	20,677	21,107	21,595	22,136
Cash and Cash Equivalents	5,460	9,425	8,980	6,139	6,157
Other	1,085	1,107	1,018	1,120	970
Total Interest Income	214,286	219,217	220,648	213,530	210,356
Interest Expense
Deposits	81,692	92,099	96,067	91,542	89,056
Securities Sold Under Agreements to Repurchase	744	992	993	1,180	1,443
Other Debt	6,043	5,948	5,970	5,962	5,919
Total Interest Expense	88,479	99,039	103,030	98,684	96,418
Net Interest Income	125,807	120,178	117,618	114,846	113,938
Provision for Credit Losses	3,250	3,750	3,000	2,400	2,000
Net Interest Income After Provision for Credit Losses	122,557	116,428	114,618	112,446	111,938
Noninterest Income
Fees, Exchange, and Other Service Charges	14,437	14,399	14,945	13,769	14,123
Trust and Asset Management	11,741	12,157	11,916	12,223	11,189
Service Charges on Deposit Accounts	8,259	8,678	8,075	7,730	7,947
Bank-Owned Life Insurance	3,611	3,283	3,533	3,396	3,356
Annuity and Insurance	1,555	1,347	1,460	1,583	1,046
Mortgage Banking	988	942	1,188	1,028	951
Investment Securities Losses, Net	(1,607)	(3,306)	(1,103)	(1,601)	(1,497)
Other	5,074	5,547	5,096	3,959	5,170
Total Noninterest Income	44,058	43,047	45,110	42,087	42,285
Noninterest Expense
Salaries and Benefits	62,884	58,690	58,626	57,033	58,215
Net Occupancy	10,559	10,263	10,806	10,559	10,456
Net Equipment	10,192	10,308	10,120	10,355	10,103
Data Processing	5,267	5,313	4,712	4,745	4,770
Professional Fees	4,264	4,988	4,725	4,929	4,677
FDIC Insurance	1,642	3,711	3,355	7,170	3,614
Other	15,651	14,658	14,748	14,435	14,024
Total Noninterest Expense	110,459	107,931	107,092	109,226	105,859
Income Before Provision for Income Taxes	56,156	51,544	52,636	45,307	48,364
Provision for Income Taxes	12,171	12,382	12,278	11,224	11,973
Net Income	$43,985	$39,162	$40,358	$34,083	$36,391
Preferred Stock Dividends	5,269	5,269	3,436	1,969	1,969
Net Income Available to Common Shareholders	$38,716	$33,893	$36,922	$32,114	$34,422

Basic Earnings Per Common Share	$0.98	$0.86	$0.94	$0.81	$0.87
Diluted Earnings Per Common Share	$0.97	$0.85	$0.93	$0.81	$0.87

Balance Sheet Totals
Loans and Leases	$14,115,323	$14,075,980	$13,918,583	$13,831,266	$13,853,837
Total Assets	23,885,056	23,601,114	23,799,174	23,300,768	23,420,860
Total Deposits	21,008,217	20,633,037	20,978,322	20,408,502	20,676,586
Total Shareholders' Equity	1,704,935	1,667,774	1,665,474	1,612,849	1,435,977

Performance Ratios
Return on Average Assets	0.75%	0.66%	0.69%	0.59%	0.63%
Return on Average Shareholders' Equity	10.65	9.42	9.90	9.53	10.34
Return on Average Common Equity	11.80	10.30	11.50	10.41	11.20
Efficiency Ratio [1]	65.03	66.12	65.81	69.60	67.76
Net Interest Margin [2]	2.32	2.19	2.18	2.15	2.11

[1] Efficiency ratio is defined as noninterest expense divided by total revenue (net interest income and total noninterest income).
[2] Net interest margin is defined as net interest income, on a taxable-equivalent basis, as a percentage of average earning assets.

Bank of Hawai‘i Corporation and Subsidiaries
Hawaii Economic Trends						Table 15
	Two Months Ended		Year Ended
(dollars in millions, jobs in thousands, 1-year percentage change)	February 28, 2025		December 31, 2024		December 31, 2023
Hawaii Economic Trends
State General Fund Revenues [1]	$1,489.1	(7.1)%	$10,124.9	6.5%	$9,504.1	0.7%
General Excise and Use Tax Revenue [1]	853.7	5.1	4,495.0	0.5	4,474.1	4.9
Jobs [2]	664.5		661.6		657.7

				March 31,	December 31,
				2025	2024	2023
Unemployment, seasonally adjusted [2]
Statewide				2.9%	3.0%	3.0%
Honolulu County				2.8	2.9	2.5
Hawaii County				3.1	3.4	2.8
Maui County				3.1	3.7	5.8
Kauai County				2.7	3.0	2.5

			March 31,	December 31,
(1-year percentage change, except months of inventory)			2025	2024	2023	2022
Housing Trends (Single Family Oahu) [3]
Median Home Price			7.5%	4.8%	(5.0)%	11.6%
Home Sales Volume (units)			(4.0)%	9.1%	(26.3)%	(23.2)%
Months of Inventory			3.3	2.9	2.8	2.1

			Monthly Visitor Arrivals,		Percentage Change
(in thousands, except percentage change)			Not Seasonally Adjusted		from Previous Year
Tourism [4]
February 28, 2025				739.7		(1.7)%
January 31, 2025				773.1		3.7
December 31, 2024				892.0		5.3
November 30, 2024				762.7		5.7
October 31, 2024				739.0		5.5
September 30, 2024				688.8		6.3
August 31, 2024				819.2		6.9
July 31, 2024				925.3		(0.5)
June 30, 2024				872.6		(1.5)
May 31, 2024				757.8		(4.1)
April 30, 2024				721.9		(10.5)
March 31, 2024				843.5		(5.5)
February 29, 2024				752.7		2.6
January 31, 2024				745.6		(3.8)
December 31, 2023				847.3		(1.3)
November 30, 2023				721.3		0.3
October 31, 2023				700.4		(3.7)
September 30, 2023				648.1		(6.4)
August 31, 2023				766.6		(7.6)
July 31, 2023				930.2		1.3
June 30, 2023				886.0		5.3
May 31, 2023				790.5		2.1
April 30, 2023				806.2		(0.4)
March 31, 2023				892.2		13.6
February 28, 2023				733.6		17.6

[1] Source: Hawaii Department of Business, Economic Development & Tourism
[2] Source: U.S. Bureau of Labor Statistics
[3] Source: Honolulu Board of Realtors
[4] Source: Hawaii Tourism Authority